                                                                    EXHIBIT 99.2


                                                         BOSTON PROPERTIES, INC.
                                                         111 HUNTINGTON AVENUE
                                                         BOSTON, MA 02199
                                                         (NYSE: BXP)


AT THE COMPANY                      AT THE FINANCIAL RELATIONS BOARD
--------------                      -------------------------------------------
Douglas T. Linde                    Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer             Claire Koeneman - Analyst (617) 520-7004
(617) 236-3300                      Judith Sylk-Siegel - Media (212) 445-8431


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           FOURTH QUARTER 2001 RESULTS

                     REPORTS DILUTED FFO PER SHARE OF $0.95

BOSTON, MA, JANUARY 22, 2002 - BOSTON PROPERTIES, INC. (NYSE: BXP) today reported results for the fourth quarter ended December 31, 2001.

Funds from Operations (FFO) for the quarter ended December 31, 2001 were $90.7 million, or $1.00 per share basic and $0.95 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and net of early surrender lease income recognized and payments received.

FFO for the fourth quarter of 2001 compares to FFO of $71.9 million, or $0.89 per share basic and $0.85 per share diluted for the quarter ended December 31, 2000. This represents a 11.8% quarter to quarter increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 90,736,578 and 105,577,393, respectively, for the quarter ended December 31, 2001 and 80,885,230 and 96,008,217, respectively, for the same quarter last year.

FFO, as adjusted above, for the year ended December 31, 2001 were $337.8 million, or $3.75 per share basic and $3.57 per share diluted. FFO for the year ended 2001 compares to FFO of $247.4 million, or $3.46 per share basic and $3.31 per share diluted for the year ended December 31, 2000. This represents a 7.9% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding

                                     -MORE-
totaled 90,001,534 and 105,185,427, respectively, for the year ended December 31, 2001 and 71,424,207 and 85,723,101, respectively, for last year.

Net income before the charge related to SFAS No. 133, gain on the sale of real estate, extraordinary item and cumulative effect of a change in accounting principle totaled $54.4 million or $0.59 per share diluted in the fourth quarter of 2001 as compared to $43.5 million or $0.52 per share diluted for the same period in 2000. This represents a 13.5% per share increase in diluted net income quarter over quarter.

Net income, as adjusted per the preceding paragraph, totaled $220.6 million or $2.40 per share diluted for the year ended 2001 as compared to $147.0 million or $2.02 per share diluted for the same period in 2000. This represents a 18.8% per share increase in diluted net income year over year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter and year ended December 31, 2001. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of December 31, 2001, the Company's portfolio consisted of 147 properties comprising more than 40.7 million square feet, including 12 properties under development totaling 4.9 million square feet. The overall occupancy rate for the properties in service as of December 31, 2001 was 95.3%.

Additional highlights of the fourth quarter include:

o The refinancing of the mortgage loan collateralized by 10 & 20 Burlington Mall Road and 91 Hartwell Avenue on October 1, 2001. The new financing totaling $40.0 million bears interest at a fixed rate of 7.25% and matures in October 2011.

o The completion of Building Two in the Quorum Office Park development project, an approximately 130,000 square foot office building in Chelmsford, Massachusetts. This project is 100% leased.

o The repurchase of 78,900 shares of the Company's Common Stock at a cost of $2.7 million, with an average price per share of $34.46.

o The acquisition of a 74-acre parcel of land in Weston, Massachusetts in December 2001 for approximately $18 million, which includes a deposit made in 2000 of approximately $9 million. This site will support an approximately 350,000 square foot Class A office building.

o The acquisition of an approximately 22-acre parcel of land in Reston, Virginia in November 2001 for approximately $8.6 million. This site will support an approximately 358,000 square foot Class A office building.

o    The disposition of a parcel of land known as the Belvedere
     Condominium/Retail Project located at the Prudential Center in Boston, Massachusetts for net proceeds of approximately $11 million.

Boston Properties will conduct a conference call tomorrow, January 23, 2002 at 10:00 AM (Eastern Time) to discuss the results of this year's fourth quarter. The number to call for this interactive teleconference is (888) 413-4411. A replay of the conference call will be available through January 30, 2002 by dialing (888) 266-2086 and entering the passcode 5744949.

Additionally, a copy of Boston Properties' fourth quarter 2001 "Supplemental Operating and Financial Data" will be available on the Investor section of the company's website at HTTP://WWW.BOSTONPROPERTIES.COM. These materials are also available by contacting Investor Relations at 617-236-3300 or by written request to:

         Investor Relations
         Boston Properties, Inc.
         111 Huntington Avenue
         Boston, MA 02199

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                            BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                     Three months ended                    Year ended
                                                                         December 31,                     December 31,
                                                                 -----------------------------    -----------------------------
                                                                     2001             2000            2001             2000
                                                                 ------------     ------------    ------------     ------------
                                                                 (unaudited and in thousands,     (unaudited and in thousands,
                                                                 except for per share amounts)    except for per share amounts)
Revenue
  Rental:
    Base rent                                                      $221,664          $183,319      $  847,726        $715,358
    Recoveries from tenants                                          26,966            23,736         107,883          92,692
    Parking and other                                                11,757            12,797          52,001          50,892
                                                                 ------------     ------------    ------------     ------------
      Total rental revenue                                          260,387           219,852       1,007,610         858,942
  Development and management services                                 3,878             3,405          13,190          11,837
  Interest and other                                                  1,829             5,270          12,178           8,574
                                                                 ------------     ------------    ------------     ------------
      Total revenue                                                 266,094           228,527       1,032,978         879,353
                                                                 ------------     ------------    ------------     ------------
Expenses
  Operating                                                          83,611            67,335         312,294         264,701
  General and administrative                                          8,663             9,791          38,312          35,659
  Interest                                                           59,730            50,854         223,389         217,064
  Depreciation and amortization                                      40,230            36,088         150,163         133,150
  Loss on investments in securities                                       -                 -           6,500               -
                                                                 ------------     ------------    ------------     ------------
      Total expenses                                                192,234           164,068         730,658         650,574
                                                                 ------------     ------------    ------------     ------------
Income before net derivative losses, minority interests
  and income from unconsolidated joint ventures                      73,860            64,459         302,320         228,779
Net derivative losses                                                (2,080)                -         (26,488)              -
Minority interests in property partnerships                             456              (250)          1,085            (932)
Income from unconsolidated joint ventures                             1,345               402           4,186           1,758
                                                                 ------------     ------------    ------------     ------------
Income before minority interest in Operating Partnership             73,581            64,611         281,103         229,605
Minority interest in Operating Partnership                          (19,237)          (19,472)        (75,393)        (76,039)
                                                                 ------------     ------------    ------------     ------------
Income before gain (loss) on sales of real estate                    54,344            45,139         205,710         153,566
Gain (loss) on sales of real estate, net of minority interest         2,584                73           9,089            (234)
                                                                 ------------     ------------    ------------     ------------
Income before extraordinary loss                                     56,928            45,212         214,799         153,332
Extraordinary loss, net of minority interest                              -              (334)              -            (334)
                                                                 ------------     ------------    ------------     ------------
Income before cumulative effect of a change in accounting
  principle                                                          56,928            44,878         214,799         152,998
Cumulative effect of a change in accounting principle, net
  of minority interest                                                    -                  -          (6,767)              -
                                                                 ------------     ------------    ------------     ------------
Net income before preferred dividend                                 56,928            44,878         208,032         152,998
Preferred dividend                                                   (1,648)           (1,643)         (6,592)         (6,572)
                                                                 ------------     ------------    ------------     ------------
Net income available to common shareholders                        $ 55,280          $ 43,235      $  201,440        $146,426
                                                                 ============     ============    ============     ============
Basic earnings per share:
  Income before gain on sales of real estate,
    extraordinary item and cumulative effect of a change
    in accounting principle                                        $   0.58          $   0.53      $     2.21        $   2.05
  Gain on sales of real estate, net of minority interest               0.03                              0.10               -
  Extraordinary loss, net of minority interest                            -                 -               -               -
  Cumulative effect of a change in accounting principle,
    net of minority interest                                              -                 -           (0.07)              -
                                                                 ------------     ------------    ------------     ------------
  Net income available to common shareholders                      $   0.61          $   0.53      $     2.24        $   2.05
                                                                 ============     ============    ============     ============
  Weighted average number of common shares outstanding               90,737            80,885          90,002          71,424
                                                                 ============     ============    ============     ============

Diluted earnings per share:
  Income before gain on sales of real estate, extraordinary
    item and cumulative effect of a change in accounting
    principle                                                      $   0.57          $   0.52      $     2.16        $   2.01
  Gain on sales of real estate, net of minority interest               0.03                              0.10               -
  Extraordinary loss, net of minority interest                            -                 -               -               -
  Cumulative effect of a change in accounting principle,
    net of minority interest                                              -                 -           (0.07)              -
                                                                 ------------     ------------    ------------     ------------
  Net income available to common shareholders                      $   0.60          $   0.52      $     2.19        $   2.01
                                                                 ============     ============    ============     ============
  Weighted average number of common and common
    equivalent shares outstanding                                    92,593            83,013          92,200          72,741
                                                                 ============     ============    ============     ============


                            BOSTON PROPERTIES, INC.
                             FUNDS FROM OPERATIONS
                          (unaudited and in thousands)

                                                                     Three months ended                    Year ended
                                                                         December 31,                     December 31,
                                                                 -----------------------------    -----------------------------
                                                                     2001             2000            2001             2000
                                                                 ------------     ------------    ------------     ------------
Income before net derivative losses (SFAS No. 133),
  minority interests and income from unconsolidated
  joint ventures                                                   $ 73,860          $64,459         $302,320          $228,779

Add:
  Real estate depreciation and amortization                          41,034           36,830          153,550           134,386
  Income from unconsolidated joint ventures                           1,345              402            4,186             1,758
Less:
  Net derivative losses (SFAS No. 133)                               (2,080)               -          (26,488)                -
  Minority property partnerships' share of funds
    from operations                                                    (776)            (287)          (2,322)           (1,061)
  Preferred dividends and distributions                              (8,448)          (8,246)         (33,312)          (32,994)
                                                                 ------------     ------------    ------------     ------------
Funds from operations                                              $104,935          $93,158         $397,934          $330,868
Add (subtract):
  Net derivative losses (SFAS No. 133)                                2,080                -           26,488                 -
  Early surrender lease adjustment                                    3,927(1)             -           (8,518)(2)             -
                                                                 ------------     ------------    ------------     ------------
Funds from operations before net derivative losses
  (SFAS No. 133) and after early surrender lease
  adjustment                                                       $110,942          $93,158         $415,904          $330,868
                                                                 ============     ============    ============     ============
Funds from operations available to common shareholders
  before net derivative losses (SFAS No. 133) and after
  early surrender lease adjustment                                 $ 90,704          $71,888         $337,823          $247,371
                                                                 ============     ============    ============     ============
Weighted average shares outstanding - basic                          90,737           80,885           90,002            71,424
                                                                 ============     ============    ============     ============
  FFO per share basic before net derivative losses
    (SFAS No. 133) and after early surrender adjustment            $   1.00          $  0.89         $   3.75          $   3.46
                                                                 ============     ============    ============     ============
  FFO per share basic after net derivative losses
    (SFAS No. 133) and before early surrender lease adjustment     $   0.95          $  0.89         $   3.59          $   3.46
                                                                 ============     ============    ============     ============
Weighted average shares outstanding - diluted                       105,577           96,008          105,185            85,723
                                                                 ============     ============    ============     ============
  FFO per share diluted before net derivative losses
    (SFAS No. 133) and after early surrender lease adjustment      $   0.95          $  0.85         $   3.57          $   3.31
                                                                 ============     ============    ============     ============
  FFO per share diluted after net derivative losses
    (SFAS No. 133) and before early surrender lease adjustment     $   0.90          $  0.85         $   3.42          $   3.31
                                                                 ============     ============    ============     ============


(1)     Represents cash received under contractual obligations.
(2)     Income earned of $12.4 million during Q3 2001 net of cash received.

                            BOSTON PROPERTIES, INC.
                          CONSOLIDATED BALANCE SHEETS



                                                               December 31,
                                                           2001            2000
                                                       ------------    ------------
                                                 (in thousands, except for share amounts)
                    ASSETS

Real estate:                                            $7,457,906       $6,112,779
  Less: accumulated depreciation                          (719,854)        (586,719)
                                                       ------------    ------------
    Total real estate                                    6,738,052        5,526,060

Cash and cash equivalents                                   98,067          280,957
Escrows                                                     23,000           85,561
Investments in securities                                    4,297            7,012
Tenant and other receivables                                43,546           26,852
Accrued rental income                                      119,494           91,684
Deferred charges, net                                      107,573           77,319
Prepaid expenses and other assets                           20,996           41,154
Investments in unconsolidated joint ventures                98,485           89,871
                                                       ------------    ------------
    Total assets                                        $7,253,510       $6,226,470
                                                       ============    ============

             LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Mortgage notes and bonds payable                      $4,314,942       $3,414,891
  Accounts payable and accrued expenses                     81,108           57,338
  Dividends and distributions payable                       79,561           71,274
  Interest rate contracts                                   11,147                -
  Accrued interest payable                                   9,080            5,599
  Other liabilities                                         58,859           51,926
                                                       ------------    ------------
    Total liabilities                                    4,554,697        3,601,028
                                                       ------------    ------------

Commitments and contingencies                                    -                -
                                                       ------------    ------------
Minority interests                                         844,740          877,715
                                                       ------------    ------------
Series A Convertible Redeemable Preferred Stock,
  liquidation preference $50.00 per share,
  2,000,000 shares issued and outstanding                  100,000          100,000
                                                       ------------    ------------
Stockholders' equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding                       -                -
  Common stock, $.01 par value, 250,000,000 shares
    authorized, 90,780,591 and 86,630,089 issued and
    outstanding in 2001 and 2000, respectively                 908              866
  Additional paid-in capital                             1,789,521        1,673,349
  Dividends in excess of earnings                          (17,669)         (13,895)
  Treasury Common Stock, at cost                            (2,722)               -
  Unearned compensation                                     (2,097)            (848)
  Accumulated other comprehensive loss                     (13,868)         (11,745)
                                                       ------------    ------------
    Total stockholders' equity                           1,754,073        1,647,727
                                                       ------------    ------------
      Total liabilities and stockholders' equity        $7,253,510       $6,226,470
                                                       ============    ============



                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY

                                                Occupancy by Location
                                        December 31, 2001    December 31, 2000
                                        -----------------    -----------------
Greater Boston                                92.3%                 99.3%
Greater Washington, D.C.                      97.8%                 98.5%
Midtown Manhattan                             99.8%                 99.9%
Baltimore, MD                                 99.2%                 99.8%
Richmond, VA                                  98.4%                100.0%
Princeton/East Brunswick, NJ                  88.6%                 98.7%
Greater San Francisco                         93.5%                 97.9%
Bucks County, PA                             100.0%                100.0%
                                        -----------------    -----------------
  Total Portfolio                             95.3%                 98.9%
                                        =================    =================


                                                  Occupancy by Type
                                        December 31, 2001     December 31, 2000
                                        -----------------     -----------------
Class A Office Portfolio                      95.4%           99.0%
Office/Technical Portfolio                    97.9%           98.0%
Industrial Portfolio                          87.3%           95.9%
                                        -----------------    -----------------
  Total Portfolio                             95.3%           98.9%
                                        =================    =================
